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                                                                   EXHIBIT 10.08

Alan Fisher                           November 17, 1996
President
Software Partner's
1951 Landings Dr.
Mountain View, CA 94043

Dear Alan,

Pursuant to our earlier conversation, it is agreed that ONSALE will pay rent to Software Partners for the office space located at 2013 Landings Drive at the same rental rate paid by Software Partners under its lease for the space from The Landmark. While we are not subleasing this space directly from the landlord, we will continue to rent the space from Software Partners for the foreseeable future.

I appreciate the ease with which we are able to do business between the two Companies.


Sincerely,
                                          Agreed: /s/ Alan Fisher
                                                 -------------------------------
                                                 Alan Fisher

/s/ John Sauerland
John Sauerland                            Date:  NOV 18, 1996
                                               ---------------------------------
Chief Financial Officer